FEDERATED STRATEGIC VALUE FUND

A Portfolio of Federated Equity Funds

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Institutional Shares

Supplement to current prospectus dated December 31, 2005.

      Under the section entitled "What are the Funds' Fees and Expenses?" please delete the fee table and the example in their entirety and replace with the following:"


FEDERATED STRATEGIC VALUE FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees

Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                    None
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as applicable) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(and other Distributions) (as a percentage of offering price)    None
Redemption Fee (as a percentage of amount redeemed, if           None
applicable)
Exchange Fee                                                     None

Annual Fund Operating Expenses (Before Reimbursements)(1)
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee(2)                                                0.75%
Distribution (12b-1) Fee                                         None
Other Expenses(3)                                                0.56%
Total Annual Fund Operating Expenses4                            1.31%

1 The percentages shown above are annualized based on anticipated expenses for the entire fiscal year ending October 31, 2006. However, the rate which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser and its affiliates expect to waive and reimburse certain amounts. Shown below are the anticipated waivers and reimbursements, along with the annualized net expenses the Fund expects to pay for the month ending October 31, 2006.


   Total Reimbursements/Waivers of Fund Expenses       0.56%
  Total Anticipated Annualized Fund Operating          0.75%
  Expenses (after reimbursements/waivers)

    For the months of November and December 2005, total expenses after reimbursements and waivers were at the annualized rate of 0.25% for Institutional Shares. It is anticipated that the Adviser and its affiliates will adjust their waivers and reimbursements so that total expenses after reimbursements and waivers will increase by 0.10% per month beginning in January 2006 until reaching 0.75% for Institutional Shares for the month ending May 31, 2006. This level of expenses after reimbursements and waivers is expected to continue thereafter at least through October 31, 2006. At any time after October 31, 2006, there may be further adjustments to the voluntary waivers and reimbursements until total expenses after waivers and reimbursements are 0.99% for Institutional Shares. Although the anticipated voluntary waivers and reimbursements can be terminated at any time, it is presently anticipated that after reaching this level, total expenses after waivers and reimbursements will continue at this level thereafter.

2     The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.19% for the fiscal year ended October 31, 2006.

3     Includes an account adminstration fee which is used to compensate
intermediaries for account adminstrative services. Also includes         a
recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financials Intermediaries" herein.

4     Total Actual Annual Fund Operating Expenses paid by the Fund's
Institutional Shares (after the voluntary waivers and     reimbursements)
were 0.21% for the fiscal year ended October 31, 2005.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Institutiional Shares with the cost of investing in other mutual funds.
  The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                    1 Year
1 Year                                $133
3 Years                               $415
5 Years                               $718
10 Years                            $1,579
                                                      January 31, 2006
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Federated Securities Corp., Distributor

Cusip: 314172560